Filed pursuant to Rule 497(e)

Registration Nos. 333-227298; 811-23377

AHOY	Newday Ocean Health ETF (the “Fund”)
listed on NYSE Arca, Inc.

Supplement dated December 17, 2024

to the Summary Prospectus, Prospectus and

Statement of Additional Information (“SAI”),

each dated September 28, 2024

Tidal Investments LLC (“Tidal”), the Fund’s investment adviser, and Newday Funds, Inc., doing business as Newday Impact (“Newday”), the Fund’s investment sub-adviser, recommended to the Board of Trustees (the “Board”) of Tidal ETF Trust the closure and liquidation of the Fund. Unfortunately, despite the efforts of Newday, the Fund has been unable to garner sufficient assets to offset its ongoing operational costs, and Tidal and Newday are of the view that the Fund cannot conduct its business and operations in an economically efficient manner over the long term. The Board determined, after considering the combined recommendation of Tidal and Newday, that it is in the best interests of the Fund and its shareholders to liquidate and terminate the Fund as described below.

Shares of the Fund will cease trading on the NYSE Arca, Inc. (the “NYSE”) and will be closed to purchase by investors as of the close of regular trading on the NYSE on December 23, 2024 (the “Closing Date”). The Fund will not accept purchase orders after the Closing Date.

Shareholders may sell their holdings in the Fund prior to the Closing Date and customary brokerage charges may apply to these transactions. However, from December 23, 2024 through December 31, 2024 (the “Liquidation Date”), shareholders may be able to sell their shares only to certain broker-dealers and there is no assurance that there will be a market for the Fund’s shares during this time period. Between the Closing Date and the Liquidation Date, Tidal will be in the process of closing down and liquidating the Fund’s portfolio. This process will result in the Fund increasing its cash holdings, and the Fund will no longer be pursuing its investment objective and principal investment strategies.

On or about the Liquidation Date, the Fund will liquidate its assets and distribute cash pro rata to all shareholders of record who have not previously redeemed or sold their shares, subject to any required withholding. Liquidation proceeds paid to shareholders generally should be treated as received in exchange for shares and will therefore be treated as a taxable event giving rise to a capital gain or loss depending on a shareholder’s tax basis. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation. In addition, these payments to shareholders may include distributions of accrued capital gains and dividends. As calculated on the Liquidation Date, the Fund’s net asset value will reflect all transactional costs associated with the liquidation of the Fund. Once the distributions are complete, the Fund will terminate.

For more information, please contact the Fund at (833) 486-7347.

Please retain this Supplement with your Summary Prospectus, Prospectus, and SAI.